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                                                                    EXHIBIT 23.6

[LETTERHEAD OF COMPAGNIE GENERALE D'INDUSTRIE ET DE PARTICIPATIONS APPEARS HERE]


                                                 Crown Cork & Seal Company, Inc.
                                                 9300 Ashton Road
                                                 Philadelphia PA 19136
                                                 U.S.A.


          Ladies and Gentlemen:

          I hereby consent to the reference to me as a person about to become a director of Crown Cork & Seal Company, Inc. ("Crown") in the Proxy Statement/Prospectus of Crown relating to the Special Meeting of Crown shareholders to be held in connection with the proposed offer by Crown for outstanding CarnaudMetalbox shares and in the Registration Statement on Form S-4 of which such Proxy Statement/Prospectus is a part.

                                                 Very truly yours,

                                                 /s/ Ernest-Antoine Seilliere

                                                 Ernest-Antoine Seilliere


          Dated: 13th November 1995
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[LETTERHEAD OF COMPAGNIE GENERALE D'INDUSTRIE ET DE PARTICIPATIONS APPEARS HERE]


                                                 Crown Cork & Seal Company, Inc.
                                                 9300 Ashton Road
                                                 Philadelphia PA 19136
                                                 (U.S.A.)


          Ladies and Gentlemen:

          I hereby consent to the reference to me as a person about to become a director of Crown Cork & Seal Company, Inc. ("Crown") in the Proxy Statement/Prospectus of Crown relating to the Special Meeting of Crown shareholders to be held in connection with the proposed offer by Crown for outstanding CarnaudMetalbox shares and in the Registration Statement on Form S-4 of which such Proxy Statement/Prospectus is a part.

                                                 Very truly yours,

                                                 /s/ Guy de Wouters

                                                 Guy de Wouters


          Dated: 13th November 1995

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                 [LETTERHEAD OF FELIX G. ROHATYN APPEARS HERE]




Crown Cork & Seal Company, Inc.
9300 Ashton Road,
Philadelphia, PA 19136



Ladies and Gentlemen:

     I hereby consent to the reference to me as a person about to become a director of Crown Cork & Seal Company, Inc. ("Crown") in the Proxy Statement/Prospectus of Crown relating to the Special Meeting of Crown shareholders to be held in connection with the proposed offer by Crown for outstanding CarnaudMetalbox shares and in the Registration Statement on Form S-4 of which such Proxy Statement/Prospectus is a part.

                                       Very truly yours,

                                       /s/ Felix G. Rohatyn
                                       --------------------

Dated: 13th November, 1995